Supplement to the
Fidelity Advisor Asset ManagerSM 70%
Class A, Class T, Class B, and Class C
November 29, 2007
Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Charles Street Trust has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor Asset Manager 70% and Fidelity Asset Manager 70%.

Each fund seeks to maximize total return over the long-term by allocating its assets among stocks, bonds, short-term instruments, and other investments.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Advisor Asset Manager 70% in exchange for corresponding shares of Fidelity Asset Manager 70% equal in value to the relative net asset value of the outstanding shares of Class A, Class T, Class B, and Class C, respectively of Fidelity Advisor Asset Manager 70%. After the exchange, Fidelity Advisor Asset Manager 70% will distribute the Fidelity Asset Manager 70% shares to its shareholders pro rata, in liquidation of Fidelity Advisor Asset Manager 70% (these transactions are referred to as the "Reorganization").

The Reorganization, which does not require shareholder approval, will take place on or about September 26, 2008. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Advisor Asset Manager 70% nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.

For more detailed information, please contact Fidelity at 1-877-208-0098.

AAL-08-01 May 24, 2008
1.742446.121

Supplement to the
Fidelity Advisor Asset ManagerSM 70%
Institutional Class
November 29, 2007
Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Charles Street Trust has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor Asset Manager 70% and Fidelity Asset Manager 70%.

Each fund seeks to maximize total return over the long-term by allocating its assets among stocks, bonds, short-term instruments, and other investments.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Advisor Asset Manager 70% in exchange for Institutional Class shares of Fidelity Asset Manager 70% equal in value to the relative net asset value of the outstanding shares of Institutional Class of Fidelity Advisor Asset Manager 70%. After the exchange, Fidelity Advisor Asset Manager 70% will distribute the Fidelity Asset Manager 70% shares to its shareholders pro rata, in liquidation of Fidelity Advisor Asset Manager 70% (these transactions are referred to as the "Reorganization").

The Reorganization, which does not require shareholder approval, will take place on or about September 26, 2008. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Advisor Asset Manager 70% nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.

For more detailed information, please contact Fidelity at 1-877-208-0098.

AALI-08-01 May 24, 2008
1.742447.116